Exhibit 99.1

LETTER OF TRANSMITTAL

INTEL CORPORATION

Exchange Offer:

Offer to Exchange $1,966,590,000

Aggregate Principal Amount of Newly Issued

3.734% Senior Notes Due 2047

for

a Like Principal Amount of Outstanding Restricted

3.734% Senior Notes Due 2047

Pursuant to the Prospectus, dated                 , 2018

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2018, OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE “EXPIRATION TIME”).

TENDERS MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

Each holder of Old Notes (as defined below) wishing to participate in the Exchange Offer (as defined below), except holders of Old Notes executing their tenders through the facilities of The Depository Trust Company (“DTC”) or according to the electronic procedures of Euroclear and Clearstream, should complete, sign, date and submit this Letter of Transmittal, with all required documentation, to the exchange agent, Wells Fargo Bank, N.A., before the Expiration Time.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, N.A.

By Mail or In Person:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Operations

MAC N9300-070

600 South Fourth Street

Minneapolis, MN 55402

By Facsimile Transmission (for Eligible Institutions Only):

Fax: (877) 407-4679

For Information and to Confirm by Telephone:

(800) 344-5128

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated                 , 2018 (the “Prospectus”), of Intel Corporation, a Delaware corporation (“we” or the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuer’s offer to exchange (the “Exchange Offer”) $1,966,590,000 aggregate principal amount of newly issued 3.734% Senior Notes due 2047 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of outstanding restricted 3.734% Senior Notes due 2027 (the “Old Notes”), from the holders thereof.

For each Old Note accepted for exchange, the holder will receive a New Note registered under the Securities Act having a principal amount equal to, and in the denomination of, that of the surrendered Old Note. Interest on each New Note will accrue from the last interest payment date on which interest was paid on the Old Notes in exchange therefor. Accordingly, registered holders of New Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from most recent date to which interest has been paid on the Old Notes. Old Notes that we accept for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer, and holders whose Old Notes are exchanged for the New Notes will not receive a payment in respect of interest accrued but unpaid on the Old Notes from the most recent interest payment date up to but excluding the settlement date. Under the registration rights agreement we entered into with the dealer managers of the private exchange offers, we may be required to make additional payments in the form of additional interest to the holders of the Old Notes relating to the timing of the Exchange Offer and certain other limited circumstances, as discussed in the Prospectus under “The Exchange Offer—Additional Interest on Old Notes.”

The terms of the New Notes are substantially identical to the terms of the Old Notes, except that the New Notes will be registered under the Securities Act and the transfer restrictions, registration rights and related additional interest provisions applicable to the Old Notes will not apply to the New Notes.

Each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer must acknowledge that it may be a statutory underwriter and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired as a result of market-making activities or other trading activities.

The Issuer will not receive any proceeds from any sale of the New Notes by broker-dealers. New Notes received by broker- dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period ending on the earlier of (i) 180 days following the consummation of the exchange offer and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities, we will provide sufficient copies of the latest version of the Prospectus to broker-dealers upon request. The Issuer has agreed to pay all expenses incident to the Exchange Offer, other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

This Letter of Transmittal is to be completed by a holder of Old Notes if certificates for physically tendered Old Notes are to be delivered or a tender is to be made by book-entry transfer to the account maintained by Wells Fargo Bank, N.A., as Exchange Agent for the Exchange Offer (the “Exchange Agent”), at the Book-Entry Transfer Facility (as defined below) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer, referred to as a “Book-Entry Confirmation,” which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Unless you intend to tender your Old Notes through the facilities of DTC, you should complete, execute and deliver this Letter of Transmittal.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

If tendering Old Notes:

DESCRIPTION OF OLD NOTES

	1	2	3	4	5
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)(1)	Series of Old Notes	Aggregate Principal Amount of Old Note(s)	Principal Amount Tendered(2)	Name of DTC Participant and Participant’s Account Number in Which Old Notes are Held(3)

		Totals:

(1)  Need not be completed if Old Notes are being tendered by book-entry transfer.

(2)  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 3. See Instruction 2 later in this Letter of Transmittal. Old Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 later in this Letter of Transmittal.

(3)  Complete if book-entry with DTC is to be used.

If a holder of Old Notes desires to tender Old Notes in the Exchange Offer and the holder’s Old Notes are not immediately available, or time will not permit such holder’s Old Notes or other required documents to reach the Exchange Agent at or prior to the Expiration Time, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of their Old Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC (the “Book-Entry Transfer Facility”).

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution

Account Number Transaction Code Number

By crediting the Old Notes to the Exchange Agent’s account at the facilities of DTC and by complying with applicable DTC procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of such Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned also acknowledges that the Exchange Offer is being made by the Issuer in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Issuer believes that New Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer of the Old Notes within the meaning of Rule 405 under the Securities Act or that tenders Old Notes for the purpose of participating in a distribution of the New Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business, and such holders have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the Issuer does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Issuer cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Issuer of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Issuer nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act. See “The Exchange Offer—Consequences of Exchanging Old Notes” in the Prospectus.

By tendering Old Notes, the undersigned and any beneficial owner of the Old Notes tendered hereby further represent and warrant that:

•	such holder is not an “affiliate,” as defined under Rule 405 of the Securities Act, of the Issuer of the Old Notes;

•	the New Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•	neither such holder nor, to the actual knowledge of such holder, any other person receiving New Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of the New Notes;

•	if such holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the New Notes and has no arrangements or understandings with any person to participate in a distribution of the New Notes; and

•	if such holder is a broker-dealer, such holder will receive New Notes for its own account in exchange for Old Notes, the Old Notes to be exchanged by such holder for New Notes were acquired by it as a result of market-making activities or other trading activities (and not directly from the Issuer), and such holder will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus in connection with the resale of the New Notes, such holder will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any New Notes.

Any holder of Old Notes who is an affiliate of the Issuer of the Old Notes who tenders Old Notes in the Exchange Offer for the purposes of participating in a distribution of the New Notes:

•	may not rely on the position of the staff of the SEC enunciated in the series of interpretative no-action letters with respect to exchange offers discussed above; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter.

The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of Old Notes pursuant to the procedures described under “The Exchange Offer—Exchange Offer Procedures” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under “The Exchange Offer—Withdrawal Rights.”

For the book-entry delivery of Old Notes, please credit the account(s) indicated above in the boxes entitled “Description of Old Notes” maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX OR BOXES ABOVE FOR THE OLD NOTES AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED SUCH OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 6)

To be completed ONLY if (i) certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange are to be issued in the name of someone other than the undersigned; (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above; or (iii) book-entry transfer of New Notes are to be credited to an account maintained by DTC other than the account indicated above.

Credit New Notes and unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

☐  New Notes, to:

☐  Old Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number, if applicable)

Book-Entry Transfer

Facility Account Number:

(Complete Accompanying IRS Form W-9 or

applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3, 4 and 6)

To be completed ONLY if certificates for Old Notes not exchanged for New Notes, or certificates for Old Notes not tendered for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Old Notes to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number, if

applicable)

(Complete Accompanying IRS Form W-9 or

applicable IRS Form W-8)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK–ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION TIME.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying IRS Form W-9 or applicable IRS Form W-8)

Dated: , 2018
☐	, 2018
☐	, 2018
Signature(s) of Owner	Date

Area Code and Telephone Number:

This Letter of Transmittal must be signed by the registered holder(s) exactly as the name appears on certificates(s) representing Old Notes, in whose name Old Notes are registered on the books of the Book-Entry Transfer Facility or one of its participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3 later in this Letter of Transmittal.

Name:

(Please Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE (If required by Instruction 3)

Signature(s) Guaranteed by Eligible Institution:

Name(s):
(Please Print)

Capacity (full title):

Address:

(Including Zip Code)

Name of Firm:

Area Code and Telephone No:

Tax Identification or Social Security No.:

Dated: , 2018

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE EXCHANGE OFFER

FOR

$1,966,590,000

Aggregate Principal Amount of Newly Issued

3.734% Senior Notes Due 2047

for

a Like Principal Amount of Outstanding Restricted

3.734% Senior Notes Due 2047

Pursuant to the Prospectus, dated                 , 2018

1. Delivery of This Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by tendering holders of Old Notes if certificates for physically tendered Old Notes are to be delivered or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for Old Notes or a Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a Book-Entry Confirmation, a manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein at or prior to the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders who tender their Old Notes through DTC’s procedures shall be bound by, but need not complete, this Letter of Transmittal; accordingly, a Letter of Transmittal need not accompany tenders effected through the facilities of DTC.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes in accordance with DTC’s procedures for such transfer at or prior to the Expiration Time.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuer or DTC.

If a holder of Old Notes desires to tender Old Notes in the Exchange Offer and the holder’s Old Notes are not immediately available, or time will not permit such holder’s Old Notes or other required documents to reach the Exchange Agent at or prior to the Expiration Time, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of their Old Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) at or prior to the Expiration Time, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of the Old Notes being tendered and the principal amount of Old Notes tendered, and stating that the tender of such Old Notes is being made thereby and guaranteeing that within three (3) business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) business days after the date of execution of the Notice of Guaranteed Delivery. An “Eligible Institution” is a firm which is a member of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to the Expiration Time. No Letters of Transmittal or Old Notes should be sent directly to the Issuer.

See “The Exchange Offer” in the Prospectus.

2. Delivery of the New Notes.

New Notes to be issued according to the terms of the Exchange Offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the description of Old Notes tables above. Failure to do so will render a tender of the Old Notes defective.

All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the boxes above entitled “Description of Old Notes.” If a holder submits Old Notes for a greater principal amount than the holder desires to exchange, we will return to such holder the non-exchanged Old Notes or have them credited to DTC as promptly as practicable after the Expiration Time.

3. Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) or on the Book-Entry Transfer Facility’s security position listing as the holder of such Old Notes without alteration, enlargement or any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate written instrument or instruments of transfer or exchange are required, unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. If, however, the Old Notes are registered in the name of a person other than a signer of the Letter of Transmittal, the Old Notes surrendered for exchange must be endorsed by, or the Letter of Transmittal must be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes tendered for exchange, the tendered Old Notes must be endorsed or the Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Old Notes.

If this Letter of Transmittal or any other required documents or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.

Signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes surrendered for exchange are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4. Special Issuance or Delivery Instructions.

If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

5. Taxpayer Identification Number.

Federal income tax law generally requires that a holder who is a “U.S. person” for United States federal income tax purposes (including a U.S. resident alien) and tenders an Old Note and who receives a New Note in exchange to provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed IRS Form W-9 and certify, under penalties of perjury, that such TIN is correct, that the holder is not subject to backup withholding and that the holder is a “U.S. person.” If a holder is subject to backup withholding, the holder must cross out item (2) of the Certification in Part II of the IRS Form W-9. The holder is required to give the Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Old Notes and New Notes. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty, as well as various other penalties, imposed by the IRS and may be subject to backup withholding at the current statutory rate of 24% on any reportable payments made to the holder. If the Old Notes or New Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed Instructions for the IRS Form W-9 for additional guidance on which number to report.

Certain holders are exempt from backup withholding (e.g., certain corporations and non-U.S. persons). Exempt holders who are “U.S. persons” for United States federal income tax purposes should indicate their exempt status on a properly completed IRS Form W-9. Exempt holders who are not “U.S. persons” for United States federal income tax purposes should indicate their exempt status by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, or IRS Form W-8IMY, or other applicable IRS Form W-8 (instead of an IRS Form W-9), signed under penalties of perjury, attesting to that holder’s exempt status. A IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or other applicable IRS Form W-8 can be obtained from the Exchange Agent or online at www.irs.gov. See the Instructions for the applicable Form W-8 for more instructions.

If backup withholding applies, the Exchange Agent is required to withhold tax at the current statutory rate of 24% on all reportable payments made to the holder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Holder upon timely filing an income tax return.

Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank, N.A.

The information requested above should be directed to the Exchange Agent at the following address:

By Mail or In Person:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Operations

MAC N9300-070

600 South Fourth Street

Minneapolis, MN 55402

By Facsimile Transmission (for Eligible Institutions Only):

Fax: (877) 407-4679

For Information and to Confirm by Telephone:

(800) 344-5128

6. Transfer Taxes.

Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes issued in the Exchange Offer are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7. Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any defects or irregularities or conditions of the Exchange Offer either before or after the Expiration Time (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer).

8. No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Old Notes.

9. Withdrawal Rights.

Tenders of Old Notes may be withdrawn at any time prior to the Expiration Time.

For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to the Expiration Time. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Old Notes to be withdrawn; (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes); and (iii) if certificates for such Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder. If certificates for withdrawn Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any tendered Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder of those Old Notes without cost to the holder. In the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s applicable account at the Book-Entry Transfer Facility, the withdrawn Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes, pursuant to the book-entry transfer procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfers,” as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to the Expiration Time.

10. Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3)

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another
LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Form W-9 (Rev. 11-2017)	Page 3

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Form W-9 (Rev. 11-2017)	Page 4

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodialaccount of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

Form W-9 (Rev. 11-2017)	Page 5

For this type of account:		Give name and SSN of:
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantortrust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.